DUNDEEWEALTH FUNDS

1160 WEST SWEDESFORD ROAD, SUITE 140

BERWYN, PA 19312

October 16, 2012

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549

Re:	DundeeWealth Funds (the “Registrant”)
(Registration Nos: 333-135371 and 811-21913)

Ladies and Gentlemen:

On behalf of the Registrant, transmitted for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended is a supplement to the Registrant’s JOHCM International Select Fund, Mount Lucas US Focused Equity Fund and Smith Group Large Cap Core Growth Fund prospectuses and summary prospectuses.

Please telephone the undersigned at 610.854.0902 if you have any questions.

Very truly yours,

/s/ David C. Lebisky
David C. Lebisky
Secretary

DundeeWealth Funds

JOHCM International Select Fund
Mount Lucas US Focused Equity Fund
Smith Group Large Cap Core Growth Fund
(the “Funds”)

Class I Shares
Class II Shares

Supplement Dated October 16, 2012
To the Prospectuses and Summary Prospectuses for the Funds dated February 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SUMMARY PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SUMMARY PROSPECTUSES.

IMPORTANT NOTICE REGARDING
MINIMUM INITIAL INVESTMENT CHANGES

          Effective December 1, 2012, changes regarding investment minimums as described below will be put into effect for the Funds.

          The minimum initial investment for Class I Shares of the Funds is increased to $25,000. In addition, the minimum balance requirement has been increased to $25,000. However, Class I shareholders as of November 30, 2012 will be “grandfathered” at current minimums and their shares will not be subject to involuntary redemption unless account balances drop below $10,000.

          The minimum initial investment for Class II shares of the Funds is lowered to $2,000.

Please keep this Supplement with your records.